N-able Has Acquired Adlumin November 20, 2024 Exhibit 99.2

Disclaimers Forward-Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding N-able's acquisition of Adlumin and its anticipated benefits to N-able and its customers, the acquisition’s anticipated impact on N-able’s growth, cash flow and results, Adlumin’s expected fiscal 2024 annualized recurring revenue (ARR) and ARR growth, N-able’s ability to expand its sales channels and cross-selling opportunities, N-able’s financial outlook for the fourth quarter and year ending 2024, and other statements about future expectations, prospects, estimates and other matters that are dependent upon future events or developments. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be signified by terms such as “aim,” “anticipate,” “believe,” “continue,” “expect,” “feel,” “intend,” “estimate,” “seek,” “plan,” “may,” “can,” “could,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially and adversely different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors described in N-able’s Annual Report on Form 10-K for the year ended December 31, 2023, that N-able filed with the SEC on February 29, 2024, as well as, among other items, risks related to N-able’s ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period; integration of the acquired business, its technology and its employees; disruption from the acquisition making it more difficult to maintain business and operational relationships; negative effects of announcing the acquisition on the market price of our common stock, credit ratings or operating results; significant or unexpected costs associated with the acquisition; unknown liabilities and the adequacy of insurance coverage; security risks related to the acquired technology, including that the acquired technology may result in additional risk of cyberattacks or other security incidents, which may result in compromises or breaches of our, our MSP partners’, or their SME customers’ systems, the insertion of malicious code, malware, ransomware or other vulnerabilities into our, our MSP partners’, or their SME customers’ environments, the exploitation of vulnerabilities in our, our MSP partners’, or their SME customers’ security, the theft or misappropriation of our, our MSP partners’, or their SME customers’ proprietary and confidential information, and interference with our, our MSP partners’, or their SME customers’ operations, exposure to legal and other liabilities, higher MSP partner and employee attrition and the loss of key personnel, negative impacts to our sales, renewals and upgrades and reputational harm and other serious negative consequences, any or all of which could materially harm our business; management and oversight of the expanded business and operations of N-able following the transaction due to the increased size and complexity of its business; litigation and/or regulatory scrutiny or actions related to the acquisition; and the effects of the acquisition on relationships with our employees, customers, partners and business. All information provided in this release is as of the date hereof and N-able undertakes no duty to update this information except as required by law.

History of Strategic Partnership with Adlumin Cybersecurity threats have become increasingly sophisticated and complex Our customers were coming to us – seeking a turnkey XDR and MDR solution We selected Adlumin as our preferred partner given its cloud-native, modern platform The Adlumin XDR and MDR solution quickly became our fastest growing product offering Adlumin standalone business is $22 million ARR growing at 60%+ We have acquired Adlumin to build on the success we have already achieved

Adlumin at a Glance Adlumin is a 100% cloud-native solution that combines cutting-edge XDR technology with 24/7 MDR capabilities on a single platform $22M 2024E ARR1 60%+ 2024E YoY ARR Growth ~100% Recurring Revenue 800+ Customers One Platform Endpoint Agnostic Immediate Time to Value All numbers net of N-able partnership 1 ARR means the annualized recurring revenue as of the last month of a given period. We calculate ARR by multiplying the recurring revenue, excluding the impact of credits, recognized during the final month of the reporting period.

Adlumin's Winning Cloud-Native Platform

Customer Tech Stack

- Identity
- Network Devices
- Applications
- Endpoints
- Perimeters
- Cloud/SaaS

MDR Services Platform

XDR Software Platform

- APIs
- Syslog
- Agent

Security Benefits

- Maximize Tech RIO
- Real-time Analytics
- Full Visibility
- Identity Threats
- Streamline Operations
- Validate Program

SIEM Security Data Lake

- Ingest
- Normalize
- Enhance
- Enrich

SOAR

- Threat Intel
- AI-UEBA
- Auto Response
- Live Reports

Solutions

- Exposure Assessment
- Exposure Validation
- Penetration Testing
- Ransomware Prevention

24x7 Detection & Response

- **HUNT** – Human-led Threat Hunting
- **INVESTIGATE** – Alerts + Anomalous Activity
- **REPORT** – Security Executive Compliance
- **RESPOND** – Contain Active Threats

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N-ABLE

Transaction Overview 1 Net of N-able partnership. ARR means the annualized recurring revenue as of the last month of a given period. We calculate ARR by multiplying the recurring revenue, excluding the impact of credits, recognized during the final month of the reporting period. Timing Purchase Price Financial Overview Definitive agreement signed and transaction closed on November 20, 2024. Consideration at Close: $100 million cash, subject to customary adjustments, and 1.57 million shares of N-able Deferred Consideration: An aggregate of $120 million cash, paid in installments of $52.5 million and $67.5 million on the first and second anniversary of closing, respectively Earn-out: Up to an aggregate $30 million in potential payments based on the achievement of certain performance metrics against defined targets Total consideration expected to be in the range of $236 million to $266 million Cash consideration expected to be paid with cash on hand Adlumin on track to exit 2024 with $22 million ARR growing 60%+ YoY1 Acquisition anticipated to be immediately accretive to ARR growth and accretive to cash flow dollars by Q4 2025

Strategic Rationale Unlocks $163 billion cybersecurity services TAM Addresses customer demands for 100% cloud-native XDR and MDR Combines IT Management, Data Protection, and Security under one roof Culmination of successful partnership with robust growth Scales our business faster, driving accretive growth Source: Cybersecurity services TAM per Canalys estimates, Cybersecurity Ecosystems, January 2024.

Combination Creates Multiple Compelling Growth Vectors Use XDR and MDR as part of a bundling strategy to drive exceptional value for customers looking to manage, backup, and secure their IT stacks Magnify the reach and awareness of Adlumin’s powerful solution with our worldwide go-to-market organization and our ~25,000 customers Utilize XDR and MDR as another door for new customer acquisition that can open cross-sell opportunities across our growing software suite Leverage Adlumin’s reseller and mid-market relationships to expand new sales channels for the N-able portfolio of products

IT Management Data Protection Security Controls XDR MDR Threat Intelligence N-able & Adlumin Are Better Together Real-time Telemetry Continuous Intelligence Enriched Investigation Automated Remediation